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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-51720) and S-8 (No. 333-92171 and No. 333-46654)
of High Speed Access Corp. of our report dated February 27, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Louisville, Kentucky
March 30, 2001